UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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August 10, 2021

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of shareholders (the “Annual Meeting”) of Dolphin Entertainment, Inc., a Florida corporation (the “Company”). The Annual Meeting will be held on September 23, 2021 at 10:00 a.m. Eastern Daylight Time at 200 South Biscayne Boulevard, 39th Floor, Miami, Florida 33131, The Annual Meeting will be held for the following purposes:

1.	To elect seven directors to hold office until the 2022 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021;
3.	To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 40,000,000 shares to 200,000,000 shares; and
4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

The Company’s Board of Directors recommends that you vote in favor of proposals 1, 2, and 3.

On or about August 10, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record as of July 28, 2021 and posted our proxy materials on the website referenced in such notice (www.proxyvote.com). As more fully described in the notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the notice and website provide information regarding how you may request to receive proxy materials in the printed form by mail or electronically by email on an ongoing basis.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

BY ORDER OF THE BOARD OF
DIRECTORS
/s/ William O’Dowd, IV
William O’Dowd, IV
Chief Executive Officer

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TABLE OF CONTENTS

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	2
PROPOSAL 1—ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	9
Board Leadership Structure and Role in Risk Oversight	9
Meetings	9
Family Relationships	9
Involvement in Certain Legal Proceedings	9
Delinquent Section 16(a) Reports	10
Code of Ethics	10
Board Committees	10
EXECUTIVE COMPENSATION	12
PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
Audit Committee Report	15
PROPOSAL 3—AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 40,000,000 TO 200,000,000	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	20
OTHER MATTERS	23

DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

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PROXY STATEMENT

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Proxy Statement for Annual Meeting of Shareholders to be held on September 23, 2021

You are receiving this proxy statement because as of July 28, 2021 (the “Record Date”), you owned shares of common stock of Dolphin Entertainment, Inc., a Florida corporation (referred to as “we”, “us” or the “Company”), entitling you to vote at the Annual Meeting. Our Board of Directors (the “Board”) is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

We are utilizing the Securities and Exchange Commission (the “SEC”) Rule allowing companies to furnish proxy materials to their shareholders over the Internet. In accordance with this rule, on or about August 10, 2021 we will begin mailing to our shareholders as of the Record Date a Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”). The Notice contains instructions on how to access our proxy statement and our 2020 annual report on Form 10-K and how to vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

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Q: When and where will the Annual Meeting take place?

A: The Annual Meeting will be held on September 23, 2021 at 10:00 a.m., EDT, at 200 South Biscayne Blvd., 39th Floor, Miami, FL 33131.

Q: Who may vote at the Annual Meeting?

A: Only holders of record of shares of our common stock at the close of business on July 28, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, we had 7,640,404 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q: How many votes do I have?

A: You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Annual Meeting. Holders of our common stock do not possess cumulative voting rights.

Q: How do I vote?

A: If you are a shareholder of record as of the Record Date, you may vote:

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via Internet;

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by telephone;

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by mail, if you received a paper copy of the proxy materials; or

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in person during the Annual Meeting.

Detailed instructions for Internet and telephone voting are set forth in the Notice, which contains instructions on how to access our proxy statement and annual report online, and the printed proxy card.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions. If your shares are held by an intermediary and you intend to vote your shares in person at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal photo identification.

Q: What is the difference between a shareholder of record and a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Q: What constitutes a quorum, and why is a quorum required?

A: We are required to have a quorum of shareholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our shares of common stock entitled to vote as of the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q: What am I being asked to vote on?

A: At the Annual Meeting you will be asked to vote on the following three proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. Election of Directors	FOR each director nominee
2. Ratification of the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2021	FOR
3. Amendment of our Articles of Incorporation increasing the number of authorized shares of common stock from 40,000,000 shares to 200,000,000 shares	FOR

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holders, William O’Dowd, IV and Mirta Negrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q: How many votes are needed to approve each proposal?

Proposal	Description of Votes Needed
1. Election of Directors

The seven nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes (as described below) will not have any effect on the election of directors.

2. Ratification of our appointment of BDO as our independent registered public accounting firm

Ratification of our appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2021 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions will not have any effect on whether this proposal is approved. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

3. Amendment of our Articles of Incorporation increasing the number of authorized shares of common stock

The amendment of our Articles of Incorporation will be considered approved if a majority of the votes present in person or represented by proxy and entitled to be cast on the amendment cast votes “FOR” the proposal. Abstentions have the same effect as votes against the proposal. The increasing the number of authorized shares of common stock is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Q: What if I sign and return my proxy without making any selections?

A: If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in proposal 1 and “FOR” ratification of the appointment of BDO in proposal 2 and “FOR” amendment of our Articles of Incorporation described in proposal 3. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you at the proxy holders’ discretion.

Q: What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A: If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. Proposal 1 below is deemed to be a “non-routine” matter, and as a result, your broker or nominee may not vote your shares on Proposal 1 in the absence of your instruction. Proposals 2 and 3 are considered to be “routine” matters, and as a result, your broker or nominee may vote your shares in its discretion either for or against Proposals 2 and 3 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted for or against Proposals 2 and 3, you must give your broker or nominee specific instructions to do so.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1. Election of Directors	No	No effect
2. Ratification of BDO as our independent registered public accounting firm	Yes	Not Applicable
3. Amendment of our Articles of Incorporation	Yes	Not Applicable

Q: Are there any appraisal rights or dissenters’ rights?

A: Under the Florida Business Corporation Act, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Proposals.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise at the Annual Meeting by:

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delivering written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134;

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properly submitting a proxy with a later date (which may be done by Internet, telephone or mail); or

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attending the Annual Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q: Who can attend the Annual Meeting?

A: Only shareholders of record as of the Record Date, individuals holding a valid proxy from a record holder and our invited guests may attend the Annual Meeting.

Q: If I plan to attend the Annual Meeting, should I still vote by proxy?

A: Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q: Where can I find voting results of the Annual Meeting?

A: We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q: Who should I call with other questions?

A: If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

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PROPOSAL 1—ELECTION OF DIRECTORS

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Under our Bylaws, each of our directors is elected for a term expiring at the next annual meeting of shareholders following his or her election or until his or her successor is duly elected and qualified. The Board is currently comprised of eight (8) directors. Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Mirta A. Negrini, Anthony Leo, Nicholas Stanham, Claudia Grillo and Charles Dougiello. Charles Dougiello has decided not to stand for re-election in 2021. Our Board has nominated the remaining current directors for re-election at the Annual Meeting.

Our directors standing for re-election, their age, positions held, and duration of such, are as follows:

Name	Position	Age	First appointed
William O’Dowd, IV	Chief Executive Officer, Chairman, President	52	Chief Executive Officer and Chairman: June 2008; President: 1996
Mirta A. Negrini	Chief Financial Officer, Chief Operating Officer, Director	57	Chief Financial Officer and Chief Operating Officer: October 2013; Director: December 2014
Michael Espensen	Director	71	June 2008
Nelson Famadas	Director	48	December 2014
Anthony Leo	Director	44	September 2018
Nicholas Stanham, Esq.	Director	53	December 2014
Claudia Grillo	Director	62	June 2019

Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

William O’Dowd, IV. Mr. O’Dowd has served as our Chief Executive Officer and Chairman of our Board since June 2008. Mr. O’Dowd founded Dolphin Entertainment, LLC in 1996 and has served as its President since that date. Mr. O’Dowd enjoys a solid reputation as an Emmy-nominated producer, international distributor, and financier of quality entertainment content. Some of Mr. O’Dowd’s notable credits include: Executive Producer of Nickelodeon’s hit series, Zoey 101 (Primetime Emmy Award-nominated); Executive Producer of Raising Expectations, starring Molly Ringwald and Jason Priestley (winner of 2017’s KidScreen Award for Best Global Kids Show); Producer of the feature film Max Steel (based on a top-selling Mattel action figure in Latin America); and, in the digital arena, Executive Producer of H+, which premiered on YouTube and won multiple Streamy Awards.

Mr. O’Dowd has served on the Leadership Council of United Way Worldwide since its inception in 2012, as well as on the Board of Directors of United Way United Kingdom since its inception in 2014, and has previously served on the Board of Directors of the Miami-Dade County Public School System Foundation, among other charities. Furthermore, Mr. O’Dowd has taught one course a year as an adjunct professor at the University of Miami School of Communication for the past 25 years.

Qualifications. The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at our company and his significant industry experience, including having founded Dolphin Entertainment LLC, a leading entertainment company specializing in children’s and young adult’s live-action programming.

Mirta A. Negrini. Ms. Negrini has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining us, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which we were a client. Prior to that, Ms. Negrini worked at several multinational corporations and she began her career at Arthur Andersen LLP in 1986.  Ms. Negrini serves on the Board of Trustees of St. Brendan High School and on the Finance Committee of the Board of Directors of RCMA.  She is a Certified Public Accountant licensed in the State of Florida.

Qualifications. The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm and her current experience as a senior executive at our company.

Michael Espensen. Mr. Espensen has served on our Board since June 2008. From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC, a private multimillion-dollar commercial-stage biotechnology company, from where he retired. From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast. While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements. Mr. Espensen is also a producer and investor in family entertainment for television and feature films. Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences. As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget. Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications. The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multimillion-dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Nelson Famadas. Mr. Famadas has served on our Board since December 2014. He is Managing Partner and Chief Operating Officer of Carver Road Capital, a hospitality private equity fund. Previously, he owned and served as President of Cien, a Hispanic marketing firm. Prior to Cien from 2011 to 2015, Mr. Famadas served as Senior Vice President of National Latino Broadcasting (“NLB”), an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM. From 2010 to 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations. From 2002 through 2010, he served as President of Gables Holding Corp., a real estate development company based in Puerto Rico. Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager. From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming. As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos. Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Qualifications. The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

Anthony Leo. Mr. Leo has served on our Board since September 2018. He is the co-founder of Aircraft Picture, a leading independent production company that produces scripted content for kids, families and young adult audiences at which he has served as Co-President since 2005. He was the Artistic Producer of Resurgence Theatre Company, a non-profit arts organization he co-founded, and has produced over twenty-five professional theatre productions. Mr. Leo also held the position of Professor at Ryerson University where he taught Theatre Entrepreneurship. He is a member of the Academy of Motion Picture Arts & Sciences.

Qualifications. The Board nominated Mr. Leo to serve as a director because of his vast experience in the production of scripted content for children, families and young adult audiences.

Nicholas Stanham, Esq. Mr. Stanham has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily in real estate and corporate structuring for high net worth individuals. Mr. Stanham has over 25 years of experience in real estate purchases and sales of residential and commercial properties. Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School board of directors. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications. The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Claudia Grillo. Ms. Grillo has served on our Board since June of 2019. Ms. Grillo has served as Associate Vice President of Strategic Philanthropy for the University of Miami since April of 2018. Prior to joining the University of Miami, Ms. Grillo served as the Chief Operating Officer at the United Way of Miami-Dade where she was responsible for securing gifts from individuals, families and corporations. She has been an active member of the South Florida community through her involvement as a board member of the International Women’s Forum, The Children’s Trust and Achieve Miami.

Qualifications. The Board nominated Ms. Grillo to serve a director because of her experience serving as Chief Operating Officer of an organization.

Vote Required

The election of directors requires the approval of a plurality of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” each of the director nominees.

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CORPORATE GOVERNANCE

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Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company.  Currently, we combine the positions of Chief Executive Officer and Chairman of the Board.  We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution.  Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board.  We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Currently, our Board does not perform a risk oversight function.

Meetings

During 2020, our Board held a total of seven meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) 75% of the total number of meetings of all committees on which he served during the period in which he was a director. It is the policy of our Board to encourage its members to attend our annual meeting of shareholders.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past ten years:

1.

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act (“Section 16(a)”), our executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the year ended December 31, 2020, except that (i) one late Form 4 was filed for Nicholas Stanham on January 4, 2021 to report the sale of common stock on December 29, 2020, (ii) one late Form 4 was filed for Nelson Famadas on September 8, 2020 to report the sale of common stock on August 27, 2020, and (iii) a Form 3 was not filed in connection with the commencement of Leslee Dart’s directorship in June 2020. In addition, the Company determined that a Form 3 was not filed in connection with the commencement of Anthony Leo’s directorship in September 2018.

Code of Ethics

Our Board has adopted a Code of Ethics for Senior Financial Officers (our “Code of Ethics”). Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations. In addition, our Board adopted a Code of Conduct for Directors, Officers and Employees (“Code of Conduct”). Our Code of Ethics and Code of Conduct are available to view at our website, www.dolphinentertainment.com by clicking on Investor Relations. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Board Committees

Our Board currently has a standing Audit Committee and Compensation Committee. Each of the Board’s committees operates under a written charter adopted by our Board which addresses the purpose, duties and responsibilities of such committee. A current copy of each committee charter can be found on our website at www.dolphinentertainment.com by clicking on Investor Relations. Information contained on or accessible through our website is not part of, and is not incorporated by reference in, this Proxy Statement.

Audit Committee and Audit Committee Financial Experts

The Audit Committee consists of Messrs. Famadas, Stanham and Espensen, who serves as Chairman. In 2020, the Audit Committee held five meetings, which were all attended by each member during his period of service.

Among its responsibilities, the Audit Committee assists the Board in overseeing: our accounting and financial reporting practices and policies; systems of internal controls over financial reporting; the integrity of our consolidated financial statements and the independent audit thereof; our compliance with legal and regulatory requirements; and the performance of our independent registered public accounting firm and assessment of the auditor’s qualifications and independence.

In addition, the Audit Committee selects and appoints our independent registered public accounting firm and reviews and approves related party transactions. The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings. The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Audit Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq’s listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC and Nasdaq.

Director Nominations

Our Board currently does not have a standing nominating committee or committee performing similar functions. In accordance with Nasdaq rules, a majority of the Board’s independent directors recommend director nominees for selection by the Board. Our Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting, approving and recommending director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are those independent directors of the Board identified above. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as it is seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). All shareholder nominations and recommendations for nominations to the Board must be addressed to the Chairman of the Audit Committee who will submit such nominations to the Board. Our Board currently does not have a written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. In addition, we have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our businesses, integrity, professional reputation, independence, and the ability to represent the best interests of our shareholders. The Board will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Board.

Compensation Committee

The Compensation Committee consists of Messrs. Stanham and Famadas, who serves as Chairman. In 2020, the Compensation Committee held one meeting, which both members attended.

Among its responsibilities, the Compensation Committee: establishes salaries, incentives and other forms of compensation for executive officers and directors; reviews and approves any proposed employment agreement with any executive officer and any proposed modification or amendment thereof; and maintains and administers our equity incentive plan.

The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside legal or other experts and advisors as it determines in its sole discretion; however, in 2020 the Compensation Committee did not engage an independent compensation consultant because it did not believe one was necessary. Our Chief Executive Officer may recommend compensation levels for executive officers (other than his own) to the Compensation Committee. The Compensation Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable law, regulation and the Nasdaq rules.

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EXECUTIVE COMPENSATION

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Our executive compensation program is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial and Operating Officer (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	All Other Compensation ($)		Total ($)
William O’Dowd, IV,	2020	244,503	(1)	—	283,599	(2)	528,102
Chairman and Chief Executive Officer	2019	300,000		—	282,881	(3)	582,881

Mirta A. Negrini,	2020	250,000		—	—		250,000
Chief Financial and Operating Officer	2019	250,000		—	—		250,000

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(1)

Mr. O’Dowd’s annual salary in 2020 was $300,000. During the year ended December 31, 2020, Mr. O’Dowd voluntarily reduced his salary for a period of five and one half months.

(2)

This amount includes life insurance in the amount of $20,381 and interest accrued on accrued and unpaid compensation in the amount of $263,218 (see Certain Relationship and Related Party Transactions). This amount does not include interest payments on promissory notes from related party transactions.

(3)

This amount includes life insurance in the amount of $20,381 and interest accrued on accrued and unpaid compensation in the amount of $262,500 (see Certain Relationship and Related Party Transactions). This amount does not include interest payments on promissory notes from related party transactions.

Employment Arrangements

Mirta A. Negrini. On October 21, 2013, we appointed Ms. Negrini as our Chief Financial and Operating Officer, at an annual base salary of $150,000. In 2016, Ms. Negrini’s annual base salary was increased to $200,000 and in 2019, the Compensation Committee approved an increase in annual salary to $250,000. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control. On May 17, 2021, the Compensation Committee of the Board approved an increase in the base salary of Ms. Negrini from $250,000 to $300,000 per year. The increase was effective January 1, 2021.

William O’Dowd. On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015 and was not renewed when it expired in January of 2017. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. See “Transactions with Related Persons”  for further discussion on the accrued compensation and interest owed to Mr. O’Dowd. In 2019, the Compensation Committee approved an increase in Mr. O’Dowd’s annual salary to $300,000. The terms of Mr. O’Dowd’s employment arrangement do not provide for any payments in connection with his resignation, retirement or other termination, or a change in control, or a change in his responsibilities following a change in control. On May 17, 2021, the Compensation Committee of the Board approved an increase in the base salary of Mr. O’Dowd from $300,000 to $400,000 per year. The increase was effective January 1, 2021.

Outstanding Equity Awards at Fiscal Year-End

None of the Named Executive Officers in the table above had any outstanding equity awards as of December 31, 2020 and December 31, 2019.

Director Compensation

During the year ended December 31, 2020, we did not pay compensation to any of our directors in connection with their service on our Board.

Information Concerning Executive Officers

Biographical information with respect to our current executive officers, Mr. O’Dowd and Ms. Negrini, is set forth above under “Proposal 1—Election of Directors.”

Non-Binding Shareholder Advisory Vote on Executive Compensation

We provided our shareholders with the opportunity to cast a non-binding shareholder advisory vote on executive compensation at the annual meeting of shareholders held in June 2020. Over 96.0% of the voting power represented at the meeting and entitled to vote on that matter voted in favor of the executive compensation proposal. The Compensation Committee reviewed these voting results. Since the voting results affirmed shareholders’ support of our approach to executive compensation, we did not change our approach this year as a direct result of the vote.

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PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Introduction

The Audit Committee has appointed BDO to continue to serve as our independent registered public accounting firm for the 2021 fiscal year. BDO has served as our independent registered public accounting firm since May 2014. In connection with the appointment of BDO, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with BDO. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee believes that the continued retention of BDO as our independent registered public accounting firm is in the best interest of us and our shareholders, and we are asking our shareholders to ratify the appointment of BDO as our independent registered public accounting firm for 2021. Although shareholder ratification of the selection and appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting such appointment to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s appointment of our independent registered public accounting firm in the next fiscal year, but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of us and our shareholders.

We expect a representative of BDO to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firm, BDO USA, LLP, for the fiscal years ended December 31, 2020 and December 31, 2019.

	Year Ended 12/31/2020	Year Ended 12/31/2019
Audit Fees(1)	$633,500	$454,672
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$633,500	$454,672

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(1)

Audit Fees— this category consists of fees billed or expected to be billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2020 and December 31, 2019.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by our independent registered public accounting firm, BDO USA, LLP, during fiscal year 2020, as described above. Our Audit Committee and Board has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by BDO. Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Audit Committee Report

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board. Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2020, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2020, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2020. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2020 be included in our 2020 annual report on Form 10-K, for filing with the SEC.

The Audit Committee: Michael Espensen Nelson Famadas Nicholas Stanham

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

Vote Required

Proposal 2 shall be approved if the majority of votes cast in person or by proxy are in favor of such action. Since Proposal 2 is considered a routine matter, we do not expect broker non-votes. Abstentions will not be treated as votes cast and will have no impact on the proposal.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2021.

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PROPOSAL 3 – AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 40,000,000 TO 200,000,000

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On July 22, 2021, our Board approved, and directed that there be submitted to our shareholders for approval, a proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock, $0.015 par value, from 40,000,000 to 200,000,000. The text of the proposed amendment is set forth in Annex A to this proxy statement and is incorporated by reference into this proxy statement.  If the amendment is approved by our shareholders, we will file the amendment with the Secretary of State of the State of Florida to effectuate it.

We are currently authorized to issue an aggregate of 40,000,000 shares of Common Stock. As of July 28, 2021, 7,640,404 shares of our Common Stock were issued and outstanding, 4,738,940 shares issuable upon the conversion of 50,000 shares of Series C Convertible Preferred Stock outstanding, 440,691 shares that were subject to issuance upon the conversion of our outstanding convertible notes, 20,000 shares of our Common Stock were subject to outstanding warrants, 200,000 shares of our Common Stock were reserved for future issuance under our equity compensation plan, 23,211 shares of our Common Stock is issuable as consideration to the seller of Shore Fire Media, Ltd and up to an aggregate of 412,141 shares of our Common Stock may be issuable to the sellers of The Door Marketing Group LLC, Be Social Public Relations LLC and B/HI Communications Inc., as earnout consideration if certain financial targets are achieved. (The number of shares of Common Stock required to convert several of the convertible notes is based on a 90-day trading average price and the number of shares required for certain of the earnout considerations is based on a 30-day trading average. For purposes of this calculation, we have used the 30-day and 90-day trading averages on July 27, 2021.)  Accordingly, 13,475,386 of the 40,000,000 authorized shares of our Common Stock are currently issued or reserved while 26,524,614 of the authorized shares of our Common Stock remain available for future issuance.

To ensure that a sufficient number of shares of Common Stock will be available for issuance by us in connection our future business needs, the Board has approved, subject to shareholder approval, an amendment to the Articles of Incorporation, in the form set forth as Annex A, to increase the number of shares of Common Stock authorized for issuance from 40,000,000 to 200,000,000. The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding.

Reasons for the Increase in Authorized Shares

The Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of Common Stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock; (ii)  expanding our business through potential strategic transactions, including mergers, acquisitions, and other business combinations or acquisitions of new technologies or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of Common Stock or securities that are convertible into Common Stock for other outstanding securities; (v) providing equity incentives to attract and retain employees, officers or directors; and (vi) other purposes.

Potential Effects of the Proposed Amendment

If the proposed amendment is approved by our stockholders, the additional authorized shares of Common Stock would have rights identical to our currently outstanding Common Stock. Future issuances of shares of Common Stock or securities convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of current stockholders since holders of Common Stock are not entitled to preemptive rights.

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although we have not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of members of the Board or management.

Implementation of the Authorized Share Increase

Following stockholder approval of this proposal, the authorized share increase would be implemented, if at all, by the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Florida. However, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of the State of Florida, the Board reserves the right to abandon this proposal and to not file the Amendment, even if approved by the stockholders of the Corporation, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Corporation or its stockholders.

Vote Required

Proposal 3 shall be approved if a majority of the votes present in person or represented by proxy and entitled to be cast on the amendment cast vote in favor of the proposal. Abstentions have the same effect as votes against the proposal. Proposal 3 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 200,000,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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The table below shows the beneficial ownership as of July 28, 2021, of our common stock and our Series C Convertible Preferred Stock (the “Series C”) held by each of our incumbent directors, director nominees, named executive officers, all incumbent directors, director nominees and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C. The percentages in the table below are based on 7,640,404 shares of common stock outstanding and 50,000 shares of Series C outstanding as of July 28, 2021. Shares of common stock issuable upon conversion of the Series C are not included in such calculation as a result of the Stock Restriction Agreement entered into between the Company and the holder of the Series C pursuant to which the conversion of the Series C is prohibited until such time as a majority of the independent directors of the Board approves the removal of the prohibition. The Stock Restriction Agreement also prohibits the sale or other transfer of the Series C until such transfer is approved by a majority of the independent directors of the Board. The Stock Restriction Agreement shall terminate upon a Change of Control (as such term is defined in the Stock Restriction Agreement) of the Company.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of July 28, 2021 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock(2)	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(3)	349,366	4.6%
Michael Espensen	56	*
Nelson Famadas	534	*
Mirta A. Negrini	––	––
Anthony Leo	––	––
Nicholas Stanham, Esq.(4)	7,443	*
Claudia Grillo	152	*
Charles Dougiello	66,889	0.9%

All Directors, Director Nominee and Executive Officers as a Group (8 persons)	424,439	5.6%

Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock	% of Class (Preferred Stock)
William O’Dowd, IV(5)	50,000(6)	100%

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* Less than 1% of outstanding shares.

(1)

Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida, 33134.

(2)

Effective November 27, 2020, we amended our Amended and Restated articles of Incorporation to effectuate a 1-to-5 reverse stock split. Shares of common stock and per share amounts have been retrospectively adjusted to reflect the reverse stock split.

(3)

The amount shown includes (1) 124,210 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 109,068 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd and (3) 116,088 shares of common stock held by Mr. O’Dowd individually. The amount shown does not include shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock as such series is not presently convertible.

(4)

Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(5)

The Series C Convertible Preferred Stock are held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd.

(6)

The Series C is entitled to 14,216,819 votes and is entitled to vote together as a single class on all matters upon which common stockholders are entitled to vote. On November 12, 2020, we entered into a stock restriction agreement with Mr. O’Dowd that prohibits the conversion of Series C Convertible Preferred Stock into common stock unless the majority of the independent directors of the board of directors vote to remove the restriction. The stock restriction agreement will be immediately terminated upon a change of control as defined in the agreement.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

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Related Party Transaction Policy

Under applicable Nasdaq listing standards, all related person transactions must be approved by our Audit Committee or another independent body of the Board. For smaller reporting companies, current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which we are a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of our common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.

Transactions with Related Persons

William O’Dowd, IV. Mr. O’Dowd is our Chief Executive Officer and the Chairman of the Board. Dolphin Entertainment, LLC, an entity owned by Mr. O’Dowd, previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary, which we acquired in March 2016. During 2016, Dolphin Films entered into a promissory note with Dolphin Entertainment, LLC in the principal amount of $1,009,624 for funds previously advanced and in 2017 added $594,315 to include certain script costs and other payables that were owed to Dolphin Entertainment, LLC. The note is payable on demand and bears interest at a rate of 10% per annum. On November 29, 2017, the Audit Committee approved an amendment to the promissory note to allow for additional advances and repayments on the promissory note up to a maximum principal balance of $5,000,000. As of December 31, 2020 and 2019, Dolphin Films owed Dolphin Entertainment, LLC $1,107,873 and $1,107,873, respectively, of principal, and $26,683 and $415,592, respectively, of accrued interest, that was recorded on the consolidated balance sheets. Dolphin Films recorded interest expense of $111,091 and $110,787, respectively, for the years ended December 31, 2020 and 2019. During the years ended December 31, 2020 and 2019, we did not repay any principal amount owed to Dolphin Entertainment, LLC. During the year ended December 31, 2020, we paid $500,000 of interest payments to Dolphin Entertainment, LLC and did not make any interest payments during the year ended December 31, 2019. For the period between January 1, 2021 and July 28, 2021, the Company paid $250,000 of interest and did not receive any proceeds related to this note.  The largest aggregate principal amount Dolphin Films owed Dolphin Entertainment, LLC during 2020, 2019 and as of July 28, 2021 was $1,107,873, $1,107,873 and $1,107,873, respectively. The balance of principal outstanding under the note as of July 28, 2021 was $1,107,873. On June 15, 2021, the Company entered into a Promissory Note Exchange Agreement and exchanged this note for a new promissory note.  The new promissory note is for a principal balance of $1,107,873, bears interest at a rate of 10% per annum and has a maturity date of July 31, 2023.  The other provisions of the note are the same as the previous note.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. As of each of December 31, 2020 and 2019, we had a balance of $2,625,000 of accrued compensation related to this agreement. As of December 31, 2020 and 2019, we had a balance of $1,756,438 and $1,493,219 of accrued interest related to this agreement. We recorded $263,219 and $262,500, respectively, of interest expense for the years ended December 31, 2020 and 2019. The largest aggregate balance we owed Mr. O’Dowd during 2020, 2019 and as of July 28, 2021 was $2,625,000, $2,637,500 and $2,625,000, respectively. The balance of accrued compensation as of July 28, 2021 was $2,625,000.

Allan Mayer. Mr. Mayer served as director of the Company from 2017 to June 2020. On March 30, 2017, we purchased all of the membership interests of the sellers of 42West, of which Mr. Mayer owned 31.67%, for approximately $18.7 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $9.3 million in shares of common stock. During the year ended December 31, 2017, 42West achieved the required financial performance targets, and the sellers, including Mr. Mayer, earned the additional consideration, of which Mr. Mayer received 53,994 shares in 2020. In connection with the 42West acquisition, we entered into an employment agreement with Mr. Mayer for a three-year term after the closing date of the acquisition, with an initial base salary of $400,000, subject to annual increases based on achievement of certain EBITDA thresholds, and annual bonus provisions. On April 5, 2018, we amended Mr. Mayer’s employment agreement to modify the annual bonus provisions and eliminate his right (i) to be eligible to receive in accordance with the provisions of our incentive compensation plan, a cash bonus for the calendar year 2017 if certain performance goals were achieved and (ii) to receive an annual bonus, for each year during the term of his employment agreement, of $200,000 in shares of common stock based on the 30-day trading average market price of such common stock. The amendment provides for Mr. Mayer to be eligible under our incentive compensation plan to receive annual cash bonuses beginning with the calendar year 2018 based on the achievement of certain performance goals. No bonus was earned for the years ended December 31, 2020 and 2019. In connection with the 42West acquisition, we also entered into a put agreement with Mr. Mayer, pursuant to which we granted Mr. Mayer the right, but not the obligation, to cause us to purchase up to an aggregate of 69,956 of his shares of common stock received as consideration for a purchase price equal to $46.10 per share, during certain specified exercise periods up until December 2020. On August 12, 2019, Mr. Mayer entered into an agreement with us to exchange 8,948 Put Rights for 77,103 shares of Common Stock. On March 3, 2021, Mr. Mayer agreed to exchange 6,508 Put Rights for 77,519 shares of Common Stock. As of April 23, 2021, we had purchased an aggregate of 69,956 shares of our common stock from Mr. Mayer for an aggregate purchase price of $2,512,500 and 154,622 shares of Common Stock, pursuant to the put agreement and the March 3, 2021 and August 12, 2019 exchange agreement. On June 21, 2021, Mr. Mayer and we agreed to exchange 6,508 Put Rights for 37,847 shares of Common Stock.  As of July 28, 2021, we did not owe Mr. Mayer any outstanding amounts for Put Rights.

Charles Dougiello. Mr. Dougiello has served on our Board since June 2019. On July 5, 2018, we purchased all of the membership interest of the sellers of The Door Marketing Group, LLC, of which Mr. Dougiello owned 50%, for approximately $2 million in cash and $2 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $7.0 million, of which the first $5 million is payable in shares of common stock and the last $2 million is payable in cash, if certain financial targets are achieved over a four year period. In connection with our acquisition of The Door, we entered into an employment agreement with Mr. Dougiello for a four-year term after the closing date of the acquisition, with an initial base salary of $240,000, subject to annual increases of 5% and annual bonus provisions.

Leslee Dart. Ms. Dart served as director of the Company from June 2020 until May 2021. On March 30, 2017, we purchased all of the membership interests of the sellers of 42West, of which Ms. Dart owned 31.67%, for approximately $18.7 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $9.3 million in shares of common stock. During the year ended December 31, 2017, 42West achieved the required financial performance targets, and the sellers, including Ms. Dart, earned the additional consideration, of which Ms. Dart was issued 68,868 shares in 2020. In connection with the 42West acquisition, we entered into an employment agreement with Ms. Dart for a three-year term after the closing date of the acquisition, with an initial base salary of $400,000, subject to annual increases based on achievement of certain EBITDA thresholds, and annual bonus provisions. On April 5, 2018, we amended Ms. Dart’s employment agreement to modify the annual bonus provisions and eliminate her right (i) to be eligible to receive in accordance with the provisions of our incentive compensation plan, a cash bonus for the calendar year 2017 if certain performance goals were achieved and (ii) to receive an annual bonus, for each year during the term of her employment agreement, of $200,000 in shares of common stock based on the 30-day trading average market price of such common stock. The amendment provides for Ms. Dart to be eligible under our incentive compensation plan to receive annual cash bonuses beginning with the calendar year 2018 based on the achievement of certain performance goals. No bonus was earned for the year ended December 31, 2019. On April 1, 2020, we entered into a three-year employment agreement with Ms. Dart for an annual salary of $400,000. The employment agreement has an option to renew for one additional year at the mutual agreement of Ms. Dart and the Company. In connection with the 42West acquisition, we also entered into a put agreement with Ms. Dart, pursuant to which we granted Ms. Dart the right, but not the obligation, to cause us to purchase up to an aggregate of 73,970 of her shares of common stock received as consideration for a purchase price equal to $46.10 per share, during certain specified exercise periods up until March 2021. On August 12, 2019, Ms. Dart entered into an agreement with us to exchange 15,239 Put Rights for a convertible promissory note in the principal amount of $702,500. The convertible promissory note earned interest a rate of 10% per annum and matured on August 12, 2020. On September 24, 2020, the Company paid Ms. Dart $500,000 of the principal of the convertible note. On November 4, 2020, the Company paid Ms. Dart $298,334, including the remaining principal of $202,500, accrued interest and legal fees. As of April 23, 2021 we had purchased an aggregate of 73,970 shares of our common stock from Ms. Dart for an aggregate purchase price of $3,410,000, including the $702,500 convertible promissory note discussed above, pursuant to the put agreement. As of July 28, 2021, we did not owe Ms. Dart for any Put Rights exercised. The largest aggregate principal amount the Company owed Ms. Dart during 2020 was $702,500 and we did not owe anything as of July 28, 2021. The balance of principal outstanding under the note as of July 28, 2021 was $0.

Director Independence

We deem that each of Michael Espensen, Neslson Famadas, Nicholas Stanham, Esq., Anthony Leo and Claudia Grillo, are independent as that term is defined by NASDAQ 5605(a)(2).

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OTHER MATTERS

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Shareholder Proposals for 2022 Annual Meeting of Shareholders and Proxies

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is April 12, 2022. Any proposal with respect to our 2022 Annual Meeting of Shareholders that is submitted other than for inclusion in our proxy statement for the 2022 Annual Meeting of Shareholders and otherwise outside of the requirements of Rule 14a-8 of the Exchange Act will be considered timely if we receive written notice of that proposal on or before June 26, 2022 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2021 Annual Meeting). However, if the date of our 2022 Annual Meeting is changed by more than 30 days from the date of our 2021 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2021 Annual Meeting of Shareholders will confer on the proxies and attorneys-in-fact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Assistant Secretary before June 26, 2022, (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2021 Annual Meeting).

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is contained in this proxy statement. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2020 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407. A copy of any exhibit to the 2020 annual report on Form 10-K will be forwarded following receipt of a written request to us.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and 2020 annual report on Form 10-K online on or about August 10, 2021. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

Annex A

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

DOLPHIN ENTERTAINMENT, INC.

A FLORIDA CORPORATION

Pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, Statutes, Dolphin Entertainment, Inc., a Florida corporation (the “Corporation), Florida Document Number P14000097818, adopts the following amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation:

Section A, Authorized Shares, of Article III, Capital Stock, shall be amended to read as follows:

A.

 AUTHORIZED SHARES

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Two Hundred Ten Million (210,000,000), of which Two Hundred Million (200,000,000) shares shall be Common Stock having a par value of $0.015 per share and Ten Million (10,000,000) shares shall be Preferred Stock having a par value of $0.001 per share.  The Board of Directors of the Corporation is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the shareholders of the Corporation.  Of the Preferred Stock, 50,000 shares have been designated Series C Convertible Preferred Stock having a par value of $0.001 per share.

The foregoing Amendment was adopted by Shareholders of the Corporation on __________, 2021, and the number of shares cast in favor of the Amendment was sufficient for approval.

Date: _______________, 2021	DOLPHIN ENTERTAINMENT, INC.

BY:
	NAME:	William O’Dowd
	TITLE:	President and CEO

A-1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 22, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 22, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58707-P60128

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOLPHIN ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William O'Dowd, IV
02) Mirta Negrini
03) Michael Espensen
04) Nelson Famadas
05) Anthony Leo
06) Nicolas Stanham
07) Claudia Grillo

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2021 fiscal year.	☐	☐	☐
3. Amendment of our Articles of Incorporation increasing the number of authorized shares of common stock from 40,000,000 to 200,000,000 shares.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

For comments and/or address changes, please send them via email to: IR@dolphinentertainment.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D58708-P60128

DOLPHIN ENTERTAINMENT, INC.
Annual Meeting of Shareholders
September 23, 2021 at 10:00 AM
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O'Dowd, IV and Mirta Negrini, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on September 23, 2021, at 200 South Biscayne Blvd., 39th Floor, Miami, Florida 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

Continued and to be signed on reverse side